                                   EXHIBIT 99

                 HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

Selected consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation for the years ended December 31, 2002, 2001 and 2000 and as of December 31, 2002 and 2001.

1)   Consolidated Statements of Income

Year ended December 31,
In millions.                                                    2002         2001         2000
----------------------------------------------------------------------------------------------
                                                         (Unaudited)
Finance and other interest income                        $   9,215.0   $  8,519.0   $  7,367.2
Interest expense                                             3,044.4      3,272.5      3,167.9
----------------------------------------------------------------------------------------------
Net interest margin                                          6,170.6      5,246.5      4,199.3
Provision for credit losses on owned receivables             3,463.7      2,606.4      1,929.8
----------------------------------------------------------------------------------------------
Net interest margin after provision for credit losses        2,706.9      2,640.1      2,269.5
----------------------------------------------------------------------------------------------
Securitization revenue                                       2,011.0      1,652.4      1,251.4
Insurance revenue                                              526.4        489.2        394.8
Investment income                                              167.1        153.4        159.0
Fee income                                                     868.8        827.7        748.8
Other income                                                   387.0        293.5        183.9
----------------------------------------------------------------------------------------------
Total other revenues                                         3,960.3      3,416.2      2,737.9
----------------------------------------------------------------------------------------------
Salaries and fringe benefits                                 1,491.0      1,331.0      1,091.8
Sales incentives                                               244.2        262.9        193.6
Occupancy and equipment expense                                297.1        270.5        250.3
Other marketing expenses                                       491.0        467.2        450.1
Other servicing and administrative expenses                    769.4        621.5        454.7
Amortization of acquired intangibles and goodwill               57.8        157.4        166.0
Policyholders' benefits                                        305.2        268.1        231.7
Settlement charge and related expenses                         525.0            -            -
----------------------------------------------------------------------------------------------
Total costs and expenses                                     4,180.7      3,378.6      2,838.2
----------------------------------------------------------------------------------------------
Income before income taxes                                   2,486.5      2,677.7      2,169.2
Income taxes                                                   850.0        949.8        773.1
----------------------------------------------------------------------------------------------
Net income                                               $   1,636.5   $  1,727.9   $  1,396.1
==============================================================================================

2)   Consolidated Balance Sheets

At December 31,
In millions, except share data.                                      2002           2001
----------------------------------------------------------------------------------------
Assets                                                        (Unaudited)
Cash                                                       $        667.9   $      553.1
Investment securities                                             6,707.6        2,885.4
Receivables, net                                                 74,828.4       66,889.5
Acquired intangibles, net                                           386.4          444.3
Goodwill                                                          1,117.7        1,103.0
Properties and equipment, net                                       403.1          416.1
Real estate owned                                                   423.9          392.6
Other assets                                                      3,837.9        1,845.5
----------------------------------------------------------------------------------------
Total assets                                               $     88,372.9   $   74,529.5
========================================================================================

Liabilities and Shareholder's Equity
Debt:

   Advances from parent company and affiliates            $         86.9   $    2,685.2
   Commercial paper, bank and other borrowings                   4,143.3        9,074.6
   Senior and senior subordinated debt (with original
     maturities over one year)                                  70,275.6       51,174.8
---------------------------------------------------------------------------------------
Total debt                                                       74,505.8      62,934.6
Insurance policy and claim reserves                                 890.9         887.3
Other liabilities                                                 2,934.7       2,073.7
---------------------------------------------------------------------------------------
Total liabilities                                                78,331.4      65,895.6
Common shareholder's equity:
Common stock, $1.00 par value, 1,000 shares authorized,
  issued and outstanding at December 31, 2002 and
  December 31, 2001 and additional paid-in capital                3,790.8       3,790.8
Retained earnings                                                 6,642.4       5,305.9
Accumulated other comprehensive income (loss)                     (391.7)       (462.8)
---------------------------------------------------------------------------------------
Total common shareholder's equity                                10,041.5       8,633.9
---------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                 $     88,372.9  $   74,529.5
=======================================================================================

3)   Receivables

At December 31,
In millions.                                                       2002           2001
--------------------------------------------------------------------------------------

                                                            (Unaudited)
Real estate secured                                        $   44,052.1   $   37,198.4
Auto finance                                                    2,028.1        2,332.2
MasterCard/Visa                                                 7,600.2        6,962.0
Private label                                                   9,365.2        9,847.9
Personal non-credit card                                       11,706.9       10,558.6
Commercial and other                                              457.2          442.5
--------------------------------------------------------------------------------------
Total owned receivables                                        75,209.7       67,341.6
Accrued finance charges                                         1,446.7        1,411.3
Credit loss reserve for owned receivables                     (3,156.9)      (2,440.6)
Unearned credit insurance premiums and claims reserves          (632.7)        (750.3)
Interest-only strip receivables                                 1,083.3          924.0
Amounts due and deferred from receivables sales                   878.3          403.5
--------------------------------------------------------------------------------------
Total owned receivables, net                                   74,828.4       66,889.5
Receivables serviced with limited recourse                     23,422.2       19,759.3
--------------------------------------------------------------------------------------
Total managed receivables, net                             $   98,250.6   $   86,648.8
======================================================================================

Interest-only strip receivables are reported net of our estimate of probable losses under the recourse provisions for receivables serviced with limited recourse. Our estimate of the recourse obligation totaled $1,638.3 million at December 31, 2002 and $1,062.1 million at December 31, 2001. Interest-only strip receivables also included fair value mark-to-market adjustments of $356.8 million at December 31, 2002 and $321.4 million at December 31, 2001.

The outstanding balance of receivables serviced with limited recourse consisted of the following:

At December 31,
In millions.                                                       2002          2001
-------------------------------------------------------------------------------------
                                                            (Unaudited)
Real estate secured                                        $      456.3   $      861.8
Auto finance                                                    5,418.6        4,026.6
MasterCard/Visa                                                 9,272.5        9,047.5
Private label                                                   3,577.1        2,150.0
Personal non-credit card                                        4,697.7        3,673.4
--------------------------------------------------------------------------------------
Total                                                      $   23,422.2   $   19,759.3
======================================================================================

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

At December 31,
In millions.                                            2002             2001
--------------------------------------------------------------------------------
                                                     (Unaudited)
Real estate secured                                   $ 44,508.4     $ 38,060.2
Auto finance                                             7,446.7        6,358.8
MasterCard/Visa                                         16,872.7       16,009.4
Private label                                           12,942.3       11,998.0
Personal non-credit card                                16,404.6       14,232.0
Commercial and other                                       457.2          442.5
--------------------------------------------------------------------------------
Managed receivables                                   $ 98,631.9     $ 87,100.9
================================================================================

4)   Loss Reserves

The following table sets forth the activity in our owned credit loss reserves:

Year ended December 31,
In millions.                                                       2002               2001
-------------------------------------------------------------------------------------------
                                                          (Unaudited)
Credit loss reserves at January 1                            $  2,440.6         $  1,940.6
Provision for credit losses                                     3,463.7            2,606.4
Charge-offs                                                    (3,104.3)          (2,418.6)
Recoveries                                                        209.2              189.8
Other, net                                                        147.7              122.4
-------------------------------------------------------------------------------------------
Total credit loss reserves at December 31                    $  3,156.9         $  2,440.6
===========================================================================================



5) Consumer Two-Months-and-Over Contractual Delinquency Ratios - Owned Basis (Unaudited)

                             December 31,   September 30,   June 30,   March 31,   December 31,
                                     2002            2002       2002        2002           2001
------------------------------------------------------------------------------------------------
Real estate secured                 3.88%           3.22%      2.85%       3.09%          2.89%
Auto finance                        3.95            3.32       2.98        2.03           2.90
MasterCard/Visa                     6.37            6.69       6.06        7.02           6.26
Private label                       6.90            7.29       6.51        6.67           6.30
Personal non-credit card           11.04           10.38      10.27       11.13          10.43
------------------------------------------------------------------------------------------------
Total Owned                         5.63%           5.17%      4.77%       5.12%          4.93%
================================================================================================


6)   Consumer Net Charge-off Ratios - Owned Basis (Unaudited)



                          Full         2002 Quarter Annualized            Full      2001 Quarter Annualized        Full
                          Year   -----------------------------------      Year  -------------------------------    Year
                          2002       4          3        2         1      2001     4        3        2        1    2000
-------------------------------------------------------------------------------------------------------------------------
Real estate secured         .98%  1.14%      1.08%     .94%      .73%     .57%   .71%     .57%     .52%     .46%     .45%
Auto finance               5.99   8.47       5.49     4.78      5.66     4.04   4.85     3.69     3.27     4.17     3.43
MasterCard/Visa           10.32  10.05       9.73    11.09     10.47     9.82   9.49    10.16     9.98     9.69     8.25
Private label              6.65   6.85       7.20     6.14      6.44     6.11   6.63     6.55     5.77     5.46     5.74
Personal non-credit card   9.60   9.06      10.03     9.97      9.35     8.37   9.14     8.77     8.18     7.26     8.33
-------------------------------------------------------------------------------------------------------------------------
Total Owned                4.10%  4.15%      4.19%    4.07%     3.98%    3.72%  3.93%    3.86%    3.62%    3.44%    3.51%
=========================================================================================================================

7)   Owned Nonperforming Assets (Unaudited)


At December 31,
All dollar amounts are stated in millions.                             2002               2001
--------------------------------------------------------------------------------------------------
Nonaccrual receivables                                              $ 2,548.0           $ 1,853.5
Accruing consumer receivables 90 or
   more days delinquent                                                 833.2               814.1
--------------------------------------------------------------------------------------------------
Total nonperforming receivables                                       3,381.2             2,667.6
Real estate owned                                                       423.9               392.6
--------------------------------------------------------------------------------------------------
Total nonperforming assets                                          $ 3,805.1           $ 3,060.2
==================================================================================================
Owned credit loss reserves as a percent
    of nonperforming receivables                                         93.4%               91.4%
--------------------------------------------------------------------------------------------------


8)   Managed Basis Information

We monitor our operations and evaluate trends on both an owned basis as shown in our financial statements and on a managed basis. Managed basis reporting adjustments assume that securitized receivables have not been sold and are still on our balance sheet. Managed basis information is intended to supplement, and should not be considered a substitute for, owned basis reporting and should be read in conjunction with reported owned basis results.

The following table sets forth the activity in our managed basis credit loss reserves: (Unaudited)


Year ended December 31,
In millions.                                                                      2002                2001
-----------------------------------------------------------------------------------------------------------
Credit loss reserves at January 1                                           $  3,502.7         $  2,942.0
Provision for credit losses                                                    5,302.5            3,669.5
Charge-offs                                                                   (4,489.8)          (3,474.1)
Recoveries                                                                       294.7              248.4
Other, net                                                                       185.1              116.9
-----------------------------------------------------------------------------------------------------------
Total credit loss reserves at December 31                                   $  4,795.2         $  3,502.7
===========================================================================================================


Consumer Two-Months-and-Over Contractual Delinquency Ratios - Managed Basis

                                  December 31,   September 30,       June 30,     March 31,    December 31,
                                          2002            2002           2002          2002            2001
-------------------------------------------------------------------------------------------------------------
                                (Unaudited)        (Unaudited)     (Unaudited)    (Unaudited)
Real estate secured                3.91%               3.26%           2.89%          3.15%          2.94%
Auto finance                       3.65                3.18            3.19           2.50           3.15
MasterCard/Visa                    4.33                4.32            3.99           4.48           4.30
Private label                      6.36                6.57            6.04           6.01           5.65
Personal non-credit card           9.92                9.81           10.08          10.19          10.07
-------------------------------------------------------------------------------------------------------------
Total Managed                      5.29%               4.93 %          4.68%          4.87%          4.75%
=============================================================================================================

Consumer Net Charge-off Ratios - Managed Basis

At December 31,                                      2002            2001           2000
---------------------------------------------------------------------------------------------
                                                (Unaudited)
Real estate secured                                      .99%           .58%            .48%
Auto finance                                            6.63           5.36            4.90
MasterCard/Visa                                         7.50           7.12            6.05
Private label                                           5.96           5.55            5.70
Personal non-credit card                                9.57           8.25            8.21
---------------------------------------------------------------------------------------------
Total Managed                                           4.58%          4.12%           3.97%
=============================================================================================



Managed Basis Nonperforming Assets (Unaudited)

At December 31,
All dollar amounts are stated in millions.                                  2002                  2001
------------------------------------------------------------------------------------------------------------
Nonaccrual receivables                                                  $  3,036.0            $   2,292.0
Accruing consumer receivables 90 or
   more days delinquent                                                    1,146.1                1,030.1
------------------------------------------------------------------------------------------------------------
Total nonperforming receivables                                            4,182.1                3,322.1
Real estate owned                                                            423.9                  392.6
------------------------------------------------------------------------------------------------------------
Total nonperforming assets                                              $  4,606.0            $   3,714.7
============================================================================================================
Managed credit loss reserves as a percent
   of nonperforming receivables                                              114.7%                 105.4%
------------------------------------------------------------------------------------------------------------